UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2009

Conolog Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-08174	22-1847286
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

5 Columbia Road, Somerville, New Jersey	08876
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (908) 722-8081

n/a
(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

£  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

£  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

£  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

£  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K filed on March 30, 2009, to substitute the attached exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

99.1 Letter Agreement between the Company and the Note Holders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOLOG CORPORATION

By:	/s/ Robert S. Benou
Robert S. Benou Chief Executive Officer

Dated: March 31, 2009

EXHIBIT INDEX

      99.1           Letter Agreement between the Company and the Note Holders